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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III on Form 10-K for the fiscal year ended January 3, 2003, as filed with the Securities and Exchange Commission, I, Paul E. Muellner, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Annual Report fully complies with the requirements of
                  Section 13(a) of the Securities and Exchange Act of 1934; and

         2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III.



                                     /s/ Paul E. Muellner
                                    ------------------------------------------
                                    Paul E. Muellner, Chief Financial Officer
                                    John Q. Hammons Hotels Finance Corporation
                                    and John Q. Hammons, Inc., general partner
                                    of John Q. Hammons Hotels L.P.

April 1, 2003



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